Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of Wilsons The Leather Experts Inc. (the “Company”) on Form 10-K for the fiscal year ended January 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stacy A. Kruse, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
      1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stacy A. Kruse

Stacy A. Kruse
Chief Financial Officer and Treasurer
Date: April 12, 2006